Supplement to the
Fidelity Advisor Focus Funds®
Institutional Class
September 29, 2008
Prospectus

The following information supplements the similar information found in the "Fund Management" section beginning on page 26.

Yun-Min Chai is manager of Advisor Communications Equipment Fund and Advisor Technology Fund, which he has managed since May 2003 and January 2005, respectively. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Chai has worked as a research analyst and portfolio manager.

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